UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

CENTENE CORPORATION
(Name of Registrant as Specified In Its Charter)
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☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Special Meeting of Stockholders and Proxy Statement

August 11, 2022

Letter from our Board of Directors	Centene Corporation
Centene Plaza
7700 Forsyth Boulevard
St. Louis, Missouri 63105

August 11, 2022

Dear Fellow Shareholders:

We are pleased to invite you to a Special Meeting of Stockholders on Tuesday, September 27, 2022. On behalf of the Board of Directors and management team, we would like to thank you for your continued investment in Centene. It is our honor and privilege to serve the Company at a time of extraordinary change and transformation. We are proud to lead the Company through a new phase of growth – growth focused on strong, sustainable earnings, and long-term value for our stockholders.

Over the last several years, the Board has taken important steps to implement strong governance practices, make meaningful Board refreshment changes, ensure appropriate succession planning and demonstrate our commitment to environmental, social, health and governance (ESHG) best practices.

The Board’s commitment to ESHG remains strong, and the Company is holding the Special Meeting to propose three amendments to our Amended and Restated Certificate of Incorporation to enhance our corporate governance practices: (1) an amendment to declassify the Board immediately; (2) an amendment to eliminate the prohibition on stockholders calling special meetings; and (3) an amendment to permit stockholders to act by written consent in accordance with an orderly, consistent and deliberative process. These amendments are described more fully in the accompanying notice and proxy statement.

We look forward to your continued partnership. Thank you for your trust in us and your investment in the Company.

Sincerely,

H. James Dallas
Chairman
On behalf of the Board of Directors

CENTENE CORPORATION
CENTENE PLAZA
7700 FORSYTH BOULEVARD
ST. LOUIS, MISSOURI 63105
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	Tuesday, September 27, 2022, at 12:00 p.m., Central Time

Place	Centene Plaza
7700 Forsyth Boulevard
St. Louis, Missouri 63105

COVID-19 Considerations	Due to the ongoing COVID-19 pandemic, we reserve the right to convert the in-person meeting to a virtual-only or hybrid meeting at a later date. If the meeting is converted, we will publicly announce the decision in a press release and post additional information on the Investors section of our website. Please check this website in advance of the Special Meeting if you are planning on attending.

Items of Business	At the meeting, we will ask you and our other stockholders to consider and act upon the following matters (which are described in the accompanying proxy statement in more detail):

(1) to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors immediately (the Declassification Proposal);

(2) to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the prohibition on stockholders calling special meetings (the Special Meeting Proposal);

(3) to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to grant stockholders the right to act by written consent, subject to certain terms and conditions (the Action by Written Consent Proposal); and

(4) to approve the adjournment of the Special Meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of any of the Declassification Proposal, Special Meeting Proposal or Action by Written Consent Proposal if there are insufficient votes at the time of the Special Meeting to approve any such proposal (the Adjournment Proposal).

The Company will transact no other business at the Special Meeting.

Record Date	You may vote if you were a stockholder of record at the close of business on August 10, 2022.

Proxy Voting	To ensure you are represented at the Special Meeting, you must follow the instructions described in the accompanying proxy statement and then vote by means of the internet, telephone or mailing the proxy card in the enclosed postage-paid envelope. Please vote promptly whether or not you expect to attend the Special Meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Special Meeting. If your shares are held in the name of a bank, broker or nominee holder, you will receive voting instructions from the holder of record.

Stockholder List
A list of stockholders entitled to vote will be available at the meeting. In addition, you may contact our Secretary, Christopher A. Koster, at our address as set forth above, to make arrangements to review a copy of the stockholder list at our offices located at 7700 Forsyth Boulevard, St. Louis, Missouri, before the meeting, between the hours of 8:00 a.m. and 5:00 p.m., Central Time, on any business day from September 17, 2022, up to one hour prior to the time of the meeting.

Board Recommendation	The Company’s Board of Directors has determined that approval of each of the Declassification Proposal, the Special Meeting Proposal, the Action by Written Consent Proposal and the Adjournment Proposal is advisable and recommends that you vote “FOR” each of the Declassification Proposal, the Special Meeting Proposal, the Action by Written Consent Proposal and the Adjournment Proposal.

By order of the Board of Directors,

Christopher A. Koster
Secretary
St. Louis, Missouri
August 11, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Questions and Answers about the Special Meeting

Centene Corporation (Centene, the Company, we or our) has sent you this proxy statement because our Board of Directors (the Board) is soliciting your proxy to vote at the Special Meeting of Stockholders (the Special Meeting) or any adjournment or postponement of the Special Meeting.

Why is Centene holding the Special Meeting?
Centene is holding the Special Meeting to ask stockholders to approve three amendments to Centene’s Amended and Restated Certificate of Incorporation (the Current Charter):
1)a proposal to adopt an amendment to the Current Charter to declassify the Board immediately such that the terms of all of the Company’s current directors will end at the 2023 Annual Meeting of Stockholders (the 2023 Annual Meeting) and all director nominees will stand for election annually at and after the 2023 Annual Meeting (the Declassification Proposal);
2)a proposal to adopt an amendment to the Current Charter to eliminate the prohibition on stockholders calling special meetings (the Special Meeting Proposal); and
3)a proposal to adopt an amendment to the Current Charter to grant stockholders the right to act by written consent, subject to certain terms and conditions (the Action by Written Consent Proposal).
At the Special Meeting, the Company is also asking stockholders to approve the adjournment of the Special Meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of any of the Declassification Proposal, the Special Meeting Proposal or the Action by Written Consent Proposal if there are insufficient votes at the time of the Special Meeting to approve any such proposal (the Adjournment Proposal).
Each of the Declassification Proposal, the Special Meeting Proposal, the Action by Written Consent and the Adjournment Proposal is described in more detail later in this proxy statement.
The Company will transact no other business at the Special Meeting.
When and where is the Special Meeting?
When: Tuesday, September 27, 2022, at 12:00 p.m, Central Time
Where: Centene Plaza, 7700 Forsyth Boulevard, St. Louis, Missouri
•THIS PROXY STATEMENT summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.
•THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with the instructions.
Our directors, officers and employees may solicit proxies in person or by telephone, mail, electronic mail or facsimile. We will pay the expenses of soliciting proxies, although we will not pay additional compensation to these individuals for soliciting proxies. We will request banks, brokers and other nominee holders holding shares for a beneficial owner to forward copies of the proxy materials to those beneficial owners and to request instructions for voting those shares. We will reimburse these banks, brokers and other nominee holders for their related reasonable expenses. The Company has retained Saratoga Proxy Consulting, LLC to assist in the solicitation of proxies at an estimated cost of $10,000, plus expenses.
We are first mailing this proxy statement to stockholders on or about August 11, 2022.

Centene Corporation 1

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Who is entitled to vote at the Special Meeting?
The record date for the Special Meeting is August 10, 2022. Only holders of record of our common stock as of the close of business on August 10, 2022, are entitled to notice of, and to vote at, the Special Meeting. As of the record date, there were 571,580,843 shares of our common stock issued and outstanding. Each holder of record is entitled to one vote per share.
You may vote your shares at the meeting in person or by proxy:
•TO VOTE IN PERSON, you must attend the meeting, and then complete and submit the ballot provided at the meeting. If your shares are held in the name of a bank, broker or other nominee holder, you will receive instructions from the holder of record explaining how your shares may be voted. Please note that, in such an event, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.
•TO VOTE BY PROXY, you must follow the instructions described in this proxy statement and then vote by means of the internet, telephone, or mailing the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you vote before the meeting. By voting, you will direct the designated persons to vote your shares at the meeting in the manner you specify. If you complete the proxy card without indicating a vote on any proposal, then the designated persons will vote your shares in accordance with the recommendations of the Board. If your shares are held in the name of a bank, broker or nominee holder, you will receive voting instructions from the holder of record.
Even if you vote by means of the internet, telephone or complete and return a proxy card, you may revoke it at any time before it is exercised by taking one of the following actions:
•send written notice to Christopher A. Koster, our Secretary, at our address as set forth in the accompanying Notice of Special Meeting of Stockholders;
•submit a new vote by means of the mail, internet or telephone; or
•attend the meeting, notify our Secretary that you are present, and then vote by ballot.
What do I need to do if I plan to attend the meeting in person?
If you would like to attend the meeting, please bring evidence to the meeting that you own common stock, such as a stock certificate. If your shares are held by a broker, bank or other nominee holder, please bring a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of such shares. You must also bring a valid form of personal identification.
What is the quorum requirement?
At the close of business on the record date, there were 571,580,843 shares of our common stock outstanding. Our By-Laws require that a majority of the shares of our common stock issued and outstanding and entitled to vote be represented, through attendance at the meeting or by proxy, in order to constitute the quorum we need to transact business. We will count abstentions in determining whether a quorum exists.
We will also count "broker non-votes," if any, in determining whether a quorum exists. A broker non-vote may occur when there are both "routine" and "non-routine" proposals under NYSE Rule 452 at a stockholder meeting. Under NYSE Rule 452, if a beneficial owner does not provide voting instructions to the broker, bank or other nominee holder that holds such beneficial owner's shares, such broker, bank or other nominee holder may vote in its discretion on routine proposals but may not vote on any non-routine proposals. Each of the Declassification Proposal, the Special Meeting Proposal, the Action by Written Consent Proposal and the Adjournment Proposal are non-routine proposals; therefore, brokers, banks and other nominee holders do not have discretion to vote on those proposals without instructions from beneficial owners. Accordingly, we do not expect there to be any broker non-votes at the Special Meeting for purposes of determining whether a quorum is present.
2 Centene Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
What vote is required to approve each proposal?
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve each of the Declassification Proposal, the Special Meeting Proposal and the Action by Written Consent Proposal. Abstentions, broker non-votes, if any, or any other failure of a stockholder to vote will have the effect of votes cast “AGAINST” each of the Declassification Proposal, the Special Meeting Proposal and the Action by Written Consent Proposal.
Whether or not a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast and entitled to vote thereon at the Special Meeting. For purposes of the Adjournment Proposal, “votes cast” means votes “FOR” or “AGAINST.” As a result, abstentions, broker non-votes, if any, or any other failure of a stockholder to vote will have no effect on the outcome of the Adjournment Proposal.

Centene Corporation 3

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROPOSAL ONE: THE DECLASSIFICATION PROPOSAL

Proposal One: The Declassification Proposal

The Company’s stockholders are being asked to consider and vote on the Declassification Proposal, which is a proposal to adopt an amendment to the Current Charter that immediately declassifies the Board such that the terms of all of the Company’s current directors will end at the 2023 Annual Meeting of Stockholders (the 2023 Annual Meeting) and all director nominees will stand for election annually at and after the 2023 Annual Meeting (the Declassification Amendment).

At the Company’s 2022 Annual Meeting of Stockholders (the 2022 Annual Meeting), the Company’s stockholders adopted an amendment to the Current Charter providing for the rolling declassification of the Board over a three-year period. Accordingly, the Current Charter provides that the Board will remain classified, in part, until the Company’s 2025 Annual Meeting, at and after which all directors of the Company will be elected annually.

As part of the Board’s ongoing review of the Company’s corporate governance practices, the Board has determined that it is in the best interests of the Company and its stockholders that the Board be declassified immediately. Accordingly, the Board has adopted and declared advisable the Declassification Amendment. If the Company’s stockholders approve the Declassification Proposal, the Board will be immediately declassified, the terms of all of the Company’s current directors will end at the 2023 Annual Meeting and all director nominees will stand for election annually at and after the 2023 Annual Meeting.

The foregoing description of the Declassification Proposal should be read in connection with the proposed Amended and Restated Certificate of Incorporation of the Company, which is attached as Annex A to this proxy statement (the “New Charter”). The New Charter is marked to show the proposed modifications of the Declassification Amendment.

The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve the Declassification Proposal. If the Company’s stockholders approve the Declassification Proposal at the Special Meeting, we will promptly file the New Charter, including the Declassification Amendment, with the Secretary of State of the State of Delaware, at which point the New Charter will become effective. If the Company’s stockholders do not approve the Declassification Proposal at the Special Meeting, but the Company’s stockholders approve one or both of the Special Meeting Proposal or the Action by Written Consent Proposal, the Company will file the New Charter, without the Declassification Amendment, with the Secretary of State of the State of Delaware, at which point the New Charter will become effective.

The Board recommends a vote “FOR” the Declassification Proposal.
4 Centene Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROPOSAL TWO: THE SPECIAL MEETING PROPOSAL

Proposal Two: The Special Meeting Proposal

The Company’s stockholders are being asked to consider and vote on the Special Meeting Proposal, which is a proposal to adopt an amendment to the Current Charter to eliminate the prohibition on stockholders calling special meetings (the Special Meeting Amendment).

The Current Charter prohibits stockholders from calling special meetings. At the 2022 Annual Meeting, Company stockholders approved a nonbinding stockholder proposal “to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.”

The Board recognizes that some stockholders feel the right of stockholders to call a special meeting is an important corporate governance practice. As part of the Board’s ongoing review of the Company’s corporate governance practices, the Board considered this stockholder feedback, including through the approval of the stockholder proposal at the 2022 Annual Meeting, and has determined that it is in the best interests of the Company and its stockholders that the Current Charter’s prohibition on stockholders calling special meetings be removed. Accordingly, the Board has adopted and declared advisable the Special Meeting Amendment.

The Board believes that special meetings should be extraordinary events, held only if a significant number of stockholders agree that a special meeting is necessary to discuss critical, time-sensitive issues. In consideration of the Special Meeting Amendment, the Board considered the disruption that special meetings cause and the substantial costs they entail. Specifically, the Board, management and employees would be required to devote a significant amount of time and attention to preparing for a special meeting, which would distract them from their primary focus of managing our business for the long-term benefit of our stockholders. In addition, with each special meeting, we must incur significant expenses in order to prepare the disclosures required for such meeting, print and distribute materials, solicit proxies and tabulate votes. Therefore, the Board believes that, although a significant number of stockholders should have the right to call a special meeting, it is important that such right is exercised in accordance with terms and conditions that balance the foregoing considerations and establish an orderly and consistent process that provides fairness and transparency.

For these reasons, the Board, concurrently with its adoption of the Special Meeting Amendment, approved an amendment to the Company’s Amended and Restated By-Laws (the Current By-Laws) that would provide a stockholder, or a group of stockholders, holding at least 10% of the outstanding shares of our common stock to call a special meeting, subject to certain terms and conditions (the Special Meeting By-Laws Amendment). Such terms and conditions include, but are not limited to, the following:

•To ensure adequate underlying support before committing Company resources, the By-Laws will require that stockholders seeking to call a special meeting must own, individually or in the aggregate, at least 10% of our outstanding shares of common stock to request that the Board set a record date to call a special meeting. This 10% ownership threshold is the same ownership threshold proposed in our Action by Written Consent Proposal, which the Board believes is appropriate so that a limited group of stockholders cannot use written consent to push forward an action that lacks sufficient support to merit calling a special meeting. The Board believes that this 10% threshold, which is consistent with market practice, permits stockholders to call a special meeting that has achieved a critical mass of support.

•Any special meeting request must set forth information regarding the business proposed to be conducted at the special meeting and information regarding the requesting stockholder(s) that is similar to the information currently required by our By-laws in order for a stockholder to nominate directors or propose business at our annual meetings.

•The Board will not be required to hold a special meeting if:

◦The business requested to be conducted at the special meeting is not a proper subject for stockholder action under applicable law or that involves a violation of applicable law;

Centene Corporation 5

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROPOSAL TWO: THE SPECIAL MEETING PROPOSAL
◦Notice for the requested special meeting is received within 90 days prior to the anniversary of the Company’s last annual meeting of stockholders; or

◦A substantially similar item of business was covered at a stockholder meeting that was held within 120 days prior the special meeting request.

•The business conducted at any special meeting requested by stockholders will be limited to the purposes stated in the notice of the special meeting.

The effectiveness of the Special Meeting By-Laws Amendment is contingent on the approval of the Special Meeting Proposal, and if stockholders do not approve the Special Meeting Proposal, the Special Meeting By-Laws Amendment will not become effective.

The foregoing description of the Special Meeting Proposal should be read in connection with the proposed New Charter, which is attached as Annex A to this proxy statement. The New Charter is marked to show the proposed modifications of the Special Meeting Amendment.

The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve the Special Meeting Proposal. If the Company’s stockholders approve the Special Meeting Proposal at the Special Meeting, we will promptly file the New Charter, including the Special Meeting Amendment, with the Secretary of State of the State of Delaware, at which point the New Charter will become effective. If the Company’s stockholders do not approve the Special Meeting Proposal at the Special Meeting, but the Company’s stockholders approve one or both of the Declassification Proposal or the Action by Written Consent Proposal, the Company will file the New Charter, without the Special Meeting Amendment, with the Secretary of State of the State of Delaware, at which point the New Charter will become effective.

The Board recommends a vote “FOR” the Special Meeting Proposal.
6 Centene Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROPOSAL THREE: THE ACTION BY WRITTEN CONSENT PROPOSAL

Proposal Three: The Action by Written Consent Proposal

The Company’s stockholders are being asked to consider and vote on the Action by Written Consent Proposal, to adopt an amendment to the Current Charter to grant stockholders the right to act by written consent, subject to certain terms and conditions (the Action by Written Consent Amendment).

The Current Charter prohibits stockholders from acting by written consent.

The Board recognizes that some stockholders feel the right of stockholders to act by written consent is an important corporate governance practice. As part of the Board’s ongoing review of the Company’s corporate governance practices, the Board considered this stockholder feedback and has determined that it is in the best interests of the Company and its stockholders that the Current Charter be amended to permit stockholders to act by written consent. However, the Board also believes that reasonable safeguards should be included to enhance transparency and prevent the disenfranchisement of minority stockholders and the inefficient use of corporate resources.

For these reasons, the Board adopted and declared advisable the Action by Written Consent Amendment, which would permit Company stockholders to act by written consent in accordance with certain terms and conditions that balance the foregoing considerations and establish an orderly and consistent process that provides fairness, transparency and a deliberative process. Such terms and conditions include, but are not limited to, the following:

•To ensure adequate underlying support before committing Company resources to the consent solicitation process, the Charter will require that stockholders seeking to act by written consent must own, individually or in the aggregate, at least 10% of our outstanding shares of common stock to request that the Board set a record date to determine the stockholders entitled to act by written consent. This 10% ownership threshold is the same ownership threshold proposed in our Special Meeting Proposal, which the Board believes is appropriate so that a limited group of stockholders cannot use written consent to push forward an action that lacks sufficient support to merit calling a special meeting. The Board believes that this 10% threshold, which is consistent with market practice, permits stockholders to initiate action around a matter that has achieved a critical mass of support.

•To ensure that all stockholders have a voice, stockholders that seek to act by written consent must solicit written consents from all stockholders entitled to vote on the matter, giving each stockholder the right to consider and act on the proposal, similar to what would be done at a stockholder meeting. This protection eliminates the possibility that a small group of stockholders could act without a democratic process for determining the merits of any proposed action.

•To ensure transparency, stockholders that seek to act by written consent must provide the Company with similar information that would be required to propose such action at a stockholder meeting.

•To provide the Board with sufficient time to evaluate and respond to a valid stockholder request for a record date, the Board must act and fix a record date by the later of (i) ten (10) days after delivery of such request and (ii) five (5) days after delivery by the stockholders of any information requested by the Company to determine the validity of such request. The record date must be no more than ten days after the date on which the resolution fixing the record date is adopted.

•To provide stockholders with sufficient time to consider the proposal, as well as to provide the Board the opportunity to present its views regarding the proposed action, no executed consents may be delivered until sixty (60) days after the delivery of a valid request to set a record date.

•To protect against duplicative matters or other abuses, the Charter will provide that the written consent process is not available in a limited number of circumstances, including:

•The business requested to be conducted through written consent is not a proper subject for stockholder action under applicable law;

Centene Corporation 7

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROPOSAL THREE: THE ACTION BY WRITTEN CONSENT PROPOSAL
•The record date request is received within ninety (90) days prior to the anniversary of the Company’s last annual meeting of stockholders;

•A substantially similar item of business was covered at a stockholder meeting that was held within 120 days prior to the record date request;

•A substantially similar item will be covered at a stockholder meeting to be held within forty (40) days after the Company’s receipt of the request for a record date; or

•If the record date request was made in a manner that violates applicable law.

•To promote management’s focus on the Company’s business, the Charter will provide that a consent will not be effective unless it is delivered to the Company within sixty (60) days of the earliest-dated consent delivered to the Company, but in no event later than 120 days after the record date.

The foregoing description of the Action by Written Consent Proposal should be read in connection with the proposed New Charter, which is attached as Annex A to this proxy statement. The New Charter is marked to show the proposed modifications of the Action by Written Consent Amendment.

The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve the Action by Written Consent Proposal. If the Company’s stockholders approve the Action by Written Consent Proposal at the Special Meeting, we will promptly file the New Charter, including the Action by Written Consent Amendment, with the Secretary of State of the State of Delaware, at which point the New Charter will become effective. If the Company’s stockholders do not approve the Action by Written Consent Proposal at the Special Meeting, but the Company’s stockholders approve one or both of the Declassification Proposal or the Special Meeting Proposal, the Company will file the New Charter, without the Action by Written Consent Amendment, with the Secretary of State of the State of Delaware, at which point the New Charter will become effective.

The Board recommends a vote “FOR” the Action by Written Consent Proposal.
8 Centene Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
PROPOSAL FOUR: THE ADJOURNMENT PROPOSAL

Proposal Four: The Adjournment Proposal

The Company’s stockholders are being asked to consider and vote on the Adjournment Proposal, which is a proposal that will give the Board authority to adjourn the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes to approve any of the Declassification Proposal, the Special Meeting Proposal or the Action by Written Consent Proposal at the time of the Special Meeting or any adjournment or postponement thereof (the Adjournment Proposal). If the Adjournment Proposal is approved, the Special Meeting could be adjourned to a later date. The Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company stockholders who have previously voted.

If the Special Meeting is adjourned, Company stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the Declassification Proposal, the Special Meeting Proposal or the Action by Written Consent Proposal but do not indicate a choice on the Adjournment Proposal, your shares will be voted in favor of the Adjournment Proposal. If you indicate, however, that you wish to vote against each of the Declassification Proposal, the Special Meeting Proposal or the Action by Written Consent Proposal, your shares of our common stock will only be voted in favor of the Adjournment Proposal if you indicate that you wish to vote in favor of the Adjournment Proposal.

Whether or not a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast and entitled to vote thereon at the Special Meeting.

The Board recommends a vote “FOR” the Adjournment Proposal.

Centene Corporation 9

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
OTHER MATTERS

Other Matters

Information About Stock Ownership

The following table sets forth information regarding beneficial ownership of our common stock as of August 10, 2022, (except as indicated in a note to the following table), for:
•each person, entity or group of affiliated persons known by us to beneficially own more than 5% of our outstanding common stock;
•each of our named executive officers and directors; and
•all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership
	Outstanding Shares	Shares Acquirable Within 60 Days	Total Beneficial Ownership		Percent of Class
The Vanguard Group, Inc.[1]	62,485,541	—	62,485,541		10.9
100 Vanguard Blvd. Malvern, PA 19355
Capital World Investors[1]	46,851,859	—	46,851,859		8.2
333 South Hope Street, 55th Floor Los Angeles, CA 90071
BlackRock, Inc.[1]	41,158,173	—	41,158,173		7.2
55 East 52nd Street New York, NY 10055
FMR LLC[1]	35,163,459	—	35,163,459		6.2
245 Summer Street Boston, MA 02210
Frederick H. Eppinger	168,842	166,997	335,839	2	*
Kenneth Burdick	329,159	—	329,159		*
Brent D. Layton	234,010	—	234,010		*
Andrew L. Asher	112,531	—	112,531		*
William Trubeck	88,714	11,323	100,037	2	*
Orlando Ayala	74,879	—	74,879		*
Christopher A. Koster	51,712	3,016	54,728		*
H. James Dallas	26,084	11,292	37,376	2	*
Jessica L. Blume	16,600	20,000	36,600		*
Sarah M. London	13,965	8,588	22,553		*
Richard A. Gephardt	11,572	8,665	20,237	2	*
Lori J. Robinson	7,585	6,666	14,251		*
Christopher Coughlin	13,978	—	13,978		*
Theodore Samuels	12,857	—	12,857		*
Wayne DeVeydt	1,857	—	1,857		*
All directors and executive officers as a group (20 persons)	1,323,896	285,757	1,609,653		*

*	Represents less than 1% of outstanding shares of common stock.
1	For 5%+ holders, ownership is based on the most recent 13D/13G filing.
2	Shares beneficially owned by Messrs. Eppinger, Trubeck, Dallas, and Gephardt include 166,997, 4,657, 4,626, and 8,665, respectively, which represent RSUs acquired through the Non-Employee Directors Deferred Stock Compensation Plan.

10 Centene Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
OTHER MATTERS

As of August 10, 2022, there were 571,580,843 shares of our common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC. To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying options beneficially owned by that stockholder that are vested or that will vest within 60 days of August 10, 2022. Options held by other stockholders, however, are disregarded in the calculation of beneficial ownership. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ.

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except to the extent authority is shared by spouses under applicable community property laws.

No director, executive officer, affiliate or owner of record, or beneficial owner of more than five percent of any class of our voting securities, or any associate of such individuals or entities, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries.

Information with respect to the outstanding shares beneficially owned by The Vanguard Group, Inc. is based on Schedule 13G/A filed with the SEC on February 9, 2022, by such firm, related to their Centene ownership. The Vanguard Group, Inc. beneficially owns 62,485,541 shares. Of the shares The Vanguard Group, Inc. owns, it has shared voting power over 937,606 shares, shared dispositive power over 2,355,934 shares, and sole dispositive power over 60,129,607 shares.

Information with respect to the outstanding shares beneficially owned by Capital World Investors is based on Schedule 13G/A filed with the SEC on February 11, 2022, by such firm, related to their Centene ownership. Capital World Investors beneficially owns 46,851,859 shares. Of the shares Capital World Investors owns, it has sole voting and sole dispositive power over 46,851,859 shares.

Information with respect to the outstanding shares beneficially owned by BlackRock, Inc. is based on Schedule 13G/A filed with the SEC on February 3, 2022, by such firm, related to their Centene ownership. BlackRock, Inc. beneficially owns 41,158,173 shares. Of the shares BlackRock, Inc. owns, it has sole voting power over 36,293,275 shares and sole dispositive power over 41,158,173 shares.

Information with respect to the outstanding shares beneficially owned by FMR, LLC is based on Schedule 13G/A filed with the SEC on February 9, 2022, by such firm, related to their Centene ownership. FMR, LLC beneficially owns 35,163,459 shares. Of the shares FMR, LLC owns, it has sole voting power over 4,210,071 shares and sole dispositive power over 35,163,459 shares.

Centene Corporation 11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
OTHER MATTERS

Submission of Stockholder Proposals and Director Nominations for 2023 Annual Meeting

Under SEC rules, a stockholder who wishes to present a proposal for inclusion in our proxy statement for our 2023 Annual Meeting must submit the proposal in writing to Christopher A. Koster, our Secretary, at 7700 Forsyth Boulevard, St. Louis, Missouri 63105, before November 11, 2022. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

A stockholder may also submit a proposal (including director nominations) to be considered at the 2023 Annual Meeting pursuant to Current By-Laws (and not under SEC rules). In that case, under our Current By-Laws, the proposal would not be required to be included in our proxy statement for our 2023 Annual Meeting and the proposal must be received by our Secretary not less than 120 days nor more than 150 days before the first anniversary of the 2022 Annual Meeting. This notice must include the information required by the provisions of the Current By-Laws, a copy of which may be obtained by writing to our Secretary at the address specified above. The deadline for delivery of a stockholder proposal pursuant to Current By-Laws would be no earlier than November 27, 2022 and no later than December 27, 2022.
Finally, a stockholder or group of stockholders who wish to submit a director nominee for inclusion in our proxy statement for our 2023 Annual Meeting must comply with the notice and other requirements set forth in the Current By-Laws. Among other requirements, notice of proxy access director nominees must be submitted no earlier than November 27, 2022 and no later than December 27, 2022.
However, in connection with the Board’s adoption of the Declassification Amendment, the Special Meeting Amendment and the Action by Written Consent Amendment, the Board approved an amendment to the Current By-Laws that changes the time period under the By-Laws (and not under SEC Rules) for the submission proposals to be considered at our annual meetings of stockholders or pursuant to the proxy access provisions of our By-Laws to the period that is not less than 90 days nor more than 120 days before the first anniversary of the previous year’s annual meeting of stockholders. Such amendment to the By-Laws will become effective following the conclusion of the Special Meeting. Accordingly, the deadline for delivery of a stockholder proposal (including director nominations) pursuant to our By-Laws, including pursuant to the proxy access provisions of our By-Laws, would be no earlier than December 27, 2022 and no later than January 26, 2023.
We have not set a date for our 2023 Annual Meeting. If the date of our 2023 Annual Meeting is advanced or delayed by more than 30 days from April 26, 2023, we shall inform our stockholders, in our earliest possible quarterly report on Form 10-Q, of such change and the new dates for submitting stockholder proposals or director nominations. In addition, to comply with the universal proxy rules (once effective), a stockholder who intends to solicit proxies in support of director nominees other than Centene nominees must provide notice that sets forth the information required by SEC rules no later than February 25, 2023.

12 Centene Corporation

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
OTHER MATTERS

Householding

Some banks, brokers and other nominee holders may be participating in the practice of “householding.” This means that only one copy of this proxy statement may have been sent to multiple stockholders sharing an address unless the stockholders provide contrary instructions. We will promptly deliver a separate copy of this proxy statement to you if you call, write or e-mail us at:

Centene Corporation
7700 Forsyth Boulevard
St. Louis, Missouri 63105

Attn: Christopher A. Koster, Secretary
(314) 725-4477
christopher.a.koster@centene.com
If you want to receive separate copies of our proxy statements and annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee holder, or you may contact us at the above address, phone number or e-mail address.

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APPENDIX A

Appendix A

Amended and Restated Centene Corporation Certificate of Incorporation

AMENDED AND RESTATED
CENTENE CORPORATION
CERTIFICATE OF INCORPORATION

Centene Corporation, a Delaware corporation (hereinafter called the “Corporation”), does hereby certify as follows:

(1) The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 26, 2001.

(2) This Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation and has been duly adopted in accordance with Section 242 and Section 245 of the General Corporation Law of the State of Delaware. This Amended and Restated Certificate of Incorporation shall become effective on the date of filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

(3) The text of the Certificate of Incorporation is hereby restated and further amended to read as set forth below.

FIRST: The name of the Corporation is Centene Corporation (the "Corporation").

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").

FOURTH: (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 810,000,000 shares of capital stock, consisting of (i) 800,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

(b)    (A) A total of 39,000,000 shares of Common Stock shall be known and designated as Series A Common Stock ("Series A Common Stock"). A total of 1,000,000 shares of Common Stock shall be known and designated as Series B Common Stock ("Series B Common Stock"). The powers, preferences and rights, and the qualifications, limitations and restrictions, of each class of the Common Stock are as follows:
(1) General. The Series A Common Stock and the Series B Common Stock shall have identical designations, preferences and relative, participating, optional or other special rights except that the holders of Series B Common Stock shall not be entitled to vote (except as otherwise required by law) but shall be entitled to notice of all meetings of shareholders. The holders of Series A Common Stock shall be entitled to one vote for each share of Series A Common Stock held with respect to all matters submitted to vote or written consent of stockholders. The holders of shares of Series A Common Stock shall not have cumulative voting rights.
(2) Dividends; Stock Splits. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Series A Common Stock and Series B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or
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APPENDIX A
property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(3) Liquidation, Dissolution, etc. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Series A Common Stock and Series B Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively.
(4) Merger, etc. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Series A Common Stock and Series B Common Stock shall be entitled to receive the same per share consideration on a per share basis.
(5) No Preemptive or Subscription Rights. No holder of shares of Series A Common Stock and Series B Common Stock shall be entitled to preemptive or subscription rights.

(B) The Series A Common Stock and the Series B Common Stock shall automatically be converted into shares of Common Stock immediately upon the closing of a public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the Corporation's Common Stock in a firm-commitment, underwritten public offering by a nationally recognized investment banking firm with aggregate net cash proceeds to the Corporation (after deducting underwriters' discounts and expenses), at the public offering price, of at least $10 million and an equivalent public offering price per share of Common Stock (as such shares of such stock are presently constituted) of at least $1.33. Thereafter, the Corporation shall have only one class of Common Stock which shall have the same powers, preferences and rights, and the same qualifications, limitations and restrictions as the Series A Common Stock immediately prior to such conversion.

(c) Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

(d) Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
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APPENDIX A

(b) The number of directors of the Corporation shall be as from time to time fixed by the Board of Directors, within any limitations as may be fixed by the By-Laws. Election of directors need not be by written ballot unless the By-Laws so provide.

(c) ~~Until the conclusion of the Corporation's 2025~~ The term of office of all directors serving as of the effective date of this Certificate of Incorporation shall expire at the 2023 annual meeting of stockholders ~~(the "2025 Annual Meeting"), the directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.~~ Each person elected as a director ~~of the Corporation at or after the annual meeting of stockholders that is held in calendar year 2023 (the "2023 Annual Meeting")~~, whether to succeed a person whose term of office as a director has expired or to fill any vacancy, shall be elected for a term expiring at the next annual meeting of stockholders. ~~Each director elected prior to the 2023 Annual Meeting shall continue to serve as a director for the term for which he or she was elected.~~ In each case, each director shall hold office until such director's successor ~~shall~~ is duly elected and qualified, or until such director's earlier death, resignation, retirement, disqualification or removal from office.

(d) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office~~,~~; provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term expiring at the next annual meeting of stockholders. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then issued and outstanding capital stock entitled to vote generally in the election of directors~~; provided, however, any director elected prior to the 2025 Annual Meeting and any director appointed to fill a vacancy of any director elected prior to the 2025 Annual Meeting may be removed from office only for cause by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then issued and outstanding capital stock entitled to vote generally in the election of directors~~. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto.

(e) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a
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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
APPENDIX A
proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

EIGHTH: The name and mailing address of the incorporator is John L. Gillis, Jr., One Metropolitan Square, St. Louis, Missouri 63102-2740.

~~NINTH: Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes may be called by either (i) the Chairman of the Board of Directors, if there be one, (ii) the Chief Executive Officer, or (iii) the Board of Directors. The ability of the stockholders to call a special meeting is hereby specifically denied.~~
NINTH: Reserved.

~~TENTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.~~
TENTH:

(a) All actions required or permitted to be taken by stockholders at an annual or special meeting of stockholders (a "Corporate Action") may be taken without a meeting, without prior notice and without a vote, if a written consent or consents, setting forth the Corporate Action so taken, shall be signed by the holders of outstanding capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such a Corporate Action at a meeting at which all shares entitled to vote thereon were present and voted, in each case, in accordance with the GCL and this Certificate of Incorporation (such written consent or consents, a "Written Consent"); provided, however, that no Corporate Action by Written Consent may be taken except in accordance with the provisions of this Article TENTH and applicable law.

(b) The record date for determining stockholders entitled to effect a Corporate Action by Written Consent shall be as fixed by the Board of Directors or as otherwise established under this Article TENTH. Any stockholder seeking to have the stockholders take a Corporate Action by Written Consent shall request that a record date be fixed for such purpose by written notice addressed and delivered to the secretary of the Corporation and signed by a stockholder or stockholders holding ten percent (10%) or more of the voting power of the shares of capital stock entitled to vote on such Corporate Action. The written notice must contain the information set forth in paragraph (c) of this Article TENTH. Following delivery of this notice, the Board of Directors shall, by the later of (i) ten (10) days after delivery of a valid request to set a record date and (ii) five (5) days after delivery of any information requested by the Corporation to determine the validity of the request for a record date or to determine whether the Corporate Action to which the request relates may be taken by Written Consent pursuant to this Article TENTH, determine the validity of the request and whether the request relates to a Corporate Action that may be taken by a Written Consent pursuant to this Article TENTH, and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If the Board of Directors determines that such request is valid and relates to a
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APPENDIX A
Corporate Action that may be taken by a Written Consent pursuant to this Article TENTH or if no such determination shall have been made by the date required by this Article TENTH, and in either event no record date has been fixed by the Board of Directors, the record date shall be the first date on which a signed Consent (as defined in paragraph (f) of this Article TENTH) relating to the proposed Corporate Action is delivered to the Corporation in accordance with paragraph (g) of this Article TENTH; provided that, if prior action by the Board of Directors is required under the provisions of the GCL, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Any notice required by paragraph (b) of this Article TENTH (i) must describe the Corporate Action proposed to be taken by Written Consent and (iii) must contain (A) such information and representations, to the extent applicable, then required by Article II Section 7, Article III, Section 2 or any other applicable sections of the Corporation’s By-Laws as though such stockholder was intending to make a nomination or to bring any other matter before a meeting of stockholders and (b) the text of the proposal(s) (including the text of any resolutions to be adopted by Written Consent and the language of any proposed amendment to the By-Laws of the Corporation). The Corporation may require the stockholder(s) submitting such notice to furnish such other information as may be requested by the Corporation to determine the validity of the request for a record date and to determine whether the request relates to a Corporate Action that may be taken by Written Consent under this Article TENTH. In connection with any Corporate Action proposed to be taken by Written Consent in accordance with this Article TENTH, the stockholders seeking such Corporate Action by Written Consent shall further update and supplement the information previously provided to the Corporation in connection therewith, if necessary, as required by Article II Section 7, Article III, Section 2 or any other applicable section of the Corporation’s By-Laws

(d) Stockholders are not permitted to take a Corporate Action by Written Consent if:

(i) such Corporate Action relates to an item of business that is not a proper subject for stockholder action under applicable law;

(ii) the request for a record date for such Corporate Action by Written Consent is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting of stockholders;

(iii) an annual or special meeting of stockholders that included an item of business substantially the same as, or substantially similar to, such Corporate Action (a “Similar Item”) was held not more than one hundred twenty (120) days before such request for a record date was received by the secretary of the Corporation;

(iv) a Similar Item is to be included in the Corporation’s notice as an item of business to be brought before a meeting of stockholders that is to be called within forty (40) days after the request for a record date is received and held as soon as reasonably practicable thereafter; or

(v) such record date request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”) or other applicable law.

For purposes of this paragraph (d), the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

The Board of Directors shall determine in good faith whether a record date is required to be set under the provisions of this Article TENTH.

(e) Stockholders may take a Corporate Action by Written Consent only if consents are solicited by the stockholder or group of stockholders seeking to take such Corporate Action by Written Consent from all
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APPENDIX A
holders of capital stock of the Corporation entitled to vote on such Corporate Action pursuant to a consent solicitation conducted pursuant to Regulation 14A of the Exchange Act, without reliance upon the exemption contained in Rule 14a‑2(b)(2) of the Exchange Act and in accordance with this Article TENTH and applicable law.

(f) Every written consent purporting to take or authorize the taking of Corporate Action by Written Consent (each such written consent, a “Consent”) must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the such Corporate Action unless, within sixty (60) days of the earliest dated Consent delivered to the Corporation in the manner required by paragraph (g) of this Article TENTH and not later than one hundred twenty (120) days after the record date, Consents signed by a sufficient number of stockholders to take such Corporate Action are so delivered to the secretary of the Corporation.

(g) No Consents may be delivered to the Corporation until fifty (50) days after the record date. Consents must be delivered to the Corporation by delivery to the Corporation’s secretary at the Corporation’s principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of Consents, the secretary of the Corporation, or such other officer of the Corporation as the Board of Directors may designate, shall provide for the safe‑keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the Corporate Action to be taken by Written Consent as the secretary of the Corporation, or such other officer of the Corporation as the Board of Directors may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the Corporate Action specified in such Consents have delivered Consent thereto; provided, however, that if the Corporate Action to which the Consents relate is the removal or replacement of one or more members of the Board of Directors, the secretary of the Corporation, or such other officer of the Corporation as the Board of Directors may designate, as the case may be, shall promptly designate one (1) person, who shall not be members of the Board of Directors, to serve as inspector (“Inspector”) with respect to such Consents and such Inspector shall discharge the functions of the secretary of the Corporation, or such other officer of the Corporation as the Board of Directors may designate, as the case may be, under this Article TENTH. If, after such investigation, the secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the Inspector, as the case may be, shall determine that the Corporate Action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the Inspector, as the case may be, may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(h) If the Board of Directors shall determine that any request to fix a record date or to take a Corporate Action by Written Consent was not properly made in accordance with, or relates to a Corporate Action that may not be taken by Written Consent pursuant to, this Article TENTH, or the stockholder or stockholders seeking to take such Corporate Action do not otherwise comply with this Article TENTH, then the Board of Directors shall not be required to fix a record date and any such purported Corporate Action by Written Consent shall be null and void to the fullest extent permitted by applicable law. No Corporate Action by Written Consent shall be effective until such date as the secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the Inspector, as the case may be, certify to the Corporation that the Consents delivered to the Corporation in accordance with paragraph (g) of this Article TENTH represent not less than the minimum number of votes that would be necessary to authorize or take such Corporate Action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted, in each case, in accordance with the GCL and this Certificate of Incorporation.

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APPENDIX A
(i) Nothing contained in this Article TENTH shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the Inspector, as the case may be, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(j) Notwithstanding anything to the contrary set forth above, (i) none of the foregoing provisions of this Article TENTH shall apply to any solicitation of any Corporate Action by Written Consent by or at the direction of the Board of Directors and (ii) the Board of Directors shall be entitled to solicit any Corporate Action by Written Consent in accordance with applicable law.

ELEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

TWELFTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's By-Laws. The Corporation's By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.

THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed in this Certificate of Incorporation, the Corporation's By-Laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, in addition to any other vote that may be required by law, the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors shall be required to include any provisions in this Certificate of Incorporation requiring, for any corporate action, the vote of a larger portion of the voting power of the shares of Common Stock, other securities of the Corporation, or of any other class or series thereof, than is required by the GCL.

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
APPENDIX A

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation of Centene Corporation has been duly executed by the officer below this ___ day of ____________, 2022.

By:
Name:
Title:

Centene Corporation A-8

CENTENE CORPORATION
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.
		For	Against	Abstain

1.	To adopt an amendment to Centene Corporation's Amended and Restated Certificate of Incorporation to declassify the Board of Directors immediately.	☐	☐	☐

2.	To adopt an amendment to Centene Corporation's Amended and Restated Certificate of Incorporation to eliminate the prohibition on stockholders calling special meetings.	☐	☐	☐

3.	To adopt an amendment to Centene Corporation's Amended and Restated Certificate of Incorporation to grant stockholders the right to act by written consent, subject to certain terms and conditions.	☐	☐	☐
4.	To approve the adjournment of the Special Meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of any of Proposals 1, 2 or 3 if there are insufficient votes at the time of the Special Meeting to approve any such Proposal.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxyvote.com

CENTENE CORPORATION
SPECIAL MEETING OF STOCKHOLDERS, SEPTEMBER 27, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of H. James Dallas, Sarah M. London and Christopher A. Koster with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Centene Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of Centene Corporation, to be held at Centene Plaza, 7700 Forsyth Blvd., St. Louis, Missouri 63105, on Tuesday, September 27, 2022, at 12:00 PM, Central Time, and at any adjournments thereof. If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at an adjournment thereof, then all of said Proxies shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" with respect to Proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Continued and to be signed on reverse side